Anesiva is a leader in novel products for pain management. November 26, 2007 Exhibit 99.1

Forward Looking Statements
This presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as "expect," "estimate,"
"project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes,"
"predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this presentation include, without limitation: forecasts of product development; FDA filings; approvals; estimates for the market size for our products; our ability to reduce cost of goods sold through our joint venture with Wanbang Pharmaceuticals; our ability to create demand for our products; our ability to obtain formulary listing for our products; timing of manufacturing approvals; our ability to enter into partnership agreements for our products; our ability to enter into outlicensing agreements for our products; and other matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied in this presentation. Such risk factors include, among others: the results of clinical trials; whether certain market segments grow as anticipated;
the competitive environment in the biotechnology industry; whether Anesiva is able to manufacture products on commercially reasonable terms; whether Anesiva can commercially release new products successfully; and the degree to which these products gain market acceptance. Actual results may differ materially from those contained in the forward-looking statements in this presentation. Additional information concerning these and other risk factors is contained in Anesiva’s Form 10-K for the year ended December 31, 2006 and in Anesiva’s current Form 10-Q.
Anesiva undertakes no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All forward-
looking statements are qualified in their entirety by this cautionary statement.

Focus: Approval of Pain Products
»
Zingo
Approved for children 3 –
18 yrs: August 2007
Product available for sale in 2Q08
Co-promotion & distribution with Sagent Pharmaceuticals
Positive Phase 3 data in adults
sNDA for adults: Submit early 2008
»
Adlea
Post-operative pain following orthopedic surgeries
Multiple Phase 2s started in 2007, two Phase 3 trials to start in
1H08
Bunionectomy as 2
nd
pivotal study
–
Validated pain model, strong Phase 2 data, perform study quickly
Osteoarthritis of knee: Phase 2/3 trial to start 1Q08

Pain: A Global View
»
1.5 billion people suffer from pain worldwide annually
1
50 million in U.S.
»
Every year in the U.S., pain results in
1
40 million physician office visits
4 billion lost work days
$65 billion in lost work productivity
»
Pain is a “fifth vital sign” of patient well-being
2
Reflects growing importance of pain management in clinical care
»
Global pain market is robust at $40 billion and the U.S. at $19 billion
1
Expected to grow at double digit rate in medium term
»
Little innovation
Existing treatments come with significant side effects
Source: 1. Rodman and Renshaw equity research report, May 03, 2006;
2. Joint Commission on Accreditation of Healthcare Organizations (JCAHO) (JCAHO)
$21B $19B
GLOBAL PAIN MARKET
15% Annual Growth Rate
US Rest of World

5 Addressing Major Pain Markets Efficacy Minimal Side Effects Unmet Medical Need Substantial Number of Patients Product Adlea Zingo

Recall
Peripheral nerve injury
Recall without pain
Dental injury
Corneal abrasion
Postdural puncture
headache
Neuromuscular
weakness
Revealing something
personal
IV infiltration
Succynylcholine
Myalgias
Back pain
Anxiety during MAC
Discomfort from
facemask
Pruritus
Prolonged stay in
PACU
Gagging
Bruising at IV site
More than 1 IV stick
Postop Confusion
Hypothermia
Hangover
Shivering
Sore Throat
Fatigue
Somnolence
Propofol Injection
Pain
Preop Anxiety
Discomfort from IV
insertion
Vomiting
Nausea
Incisional
Pain
Death
2.7
3.2
3.7
4.2
4.7
5.2
1 2 3 4
low
Frequency of occurrence
high
high
Importance
low
Anesthesiologists: Common and
Important Pain Outcomes
ZINGO
Macario et al. A & A 1999:88:1085-91

Recall
Peripheral nerve injury
Recall without pain
Dental injury
Corneal abrasion
Postdural puncture
headache
Neuromuscular
weakness
Revealing something
personal
IV infiltration
Succynylcholine
Myalgias
Back pain
Anxiety during MAC
Discomfort from
facemask
Pruritus
Prolonged stay in
PACU
Gagging
Bruising at IV site
More than 1 IV stick
Postop Confusion
Hypothermia
Hangover
Shivering
Sore Throat
Fatigue
Somnolence
Propofol Injection
Pain
Preop Anxiety
Discomfort from IV
insertion
Vomiting
Nausea
Incisional
Pain
Death
2.7
3.2
3.7
4.2
4.7
5.2
1 2 3 4
low
Frequency of occurrence
high
high
Importance
low
Common and Important Pain
Outcomes - Anesthiologists
Anesthesiologists: Common and
Important Pain Outcomes
ADLEA
Macario et al. A & A 1999:88:1085-91

POST-SURGICAL
Total Knee Replacement
Bunionectomy
Arthroscopic Shoulder
Total Hip Replacement
OSTEOARTHRITIS
Knee
MUSCULOSKELETAL
Tendonitis
NEUROPATHIC
Intermetatarsal neuroma
Product Pipeline
PHASE 1
PHASE 2 PHASE 3 NDA / eCTD
ZINGO™
ADLEA™
Pediatric
Adult
Approved

9 Zingo Animation (0:23 duration) Computerized animation of application of Zingo on animated patient's hand.

10 (0:56 duration) Local news report describing Connecticut Children's Medical Center clinical trial of the Zingo local anesthetic product.

Superior Product Profile
0.5 mg 140 mg 12.5 mg
Dose
erythema, petechiae,
edema
erythema,
blanching, edema
vasoconstriction,
blanching, erythema
Adverse
Reactions
Easily incorporated
into procedure
Requires 2 or more
healthcare
interactions
Requires 2 or more
healthcare
interactions
Logistics
Up to 10 minutes
1-2 hours after
removal
1-2 hours after
removal
Duration
1 – 3 minutes 20-30 minutes 60 minutes
Onset of Action
Single, ready to use,
disposable
Single, pre-filled,
disposable patch
Dressing required
Ease of Use
Subcutaneous
lidocaine powder
Lidocaine-tetracaine
patch with heat
Lidocaine-prilocaine
cream
Product
Description
Zingo™ Synera™ EMLA
®
Comparisons based on product labels

Positive Phase 3 Trial in Adults
»
Pain reduction demonstrated in Phase 3 trial
Zingo demonstrated highly statistically significant pain
reduction vs. placebo (p = 0.003)
Multicenter trial of 699 adults undergoing venous
access procedures
Well tolerated
»
Submit sNDA in early 2008 to extend label to
adults
ZINGO

Zingo Manufacturing
»
Capacity
Automated line to provide capacity of 5MM units/shift/year
Multi shift capacity of 15MM/year
»
Automated line expected to be approved and ready for
Q208
Will lower COGS (Estimated at $2.50 – $3.50 at large commercial scale)
Full qualification of automated line delayed 3 months in mid-2007 due to de-bug issues
»
JV for second supply source with Wanbang
Pharmaceuticals
1
Increase capacity
Further reduce COGS
ZINGO
1: A subsidiary of Fosun Pharmaceuticals in China

Zingo Market Opportunity
»
Hospital opportunity
18M pediatric procedures
400M adult procedures
»
Non-hospital opportunity
>300M non-hospital procedures
Stand Alone
Children’s
n~62
Pediatric Hospital
Within Academic
n~112
Other targets (adult opportunity)
N~926
174 Hospitals
represents ~75%
of pediatric
opportunity
Pediatric Hospital Opportunity
ZINGO

Anesiva Commercial and Sales Teams
»
Team has extensive marketing, sales, managed markets
and clinical experience
»
Marketing and launch of multiple blockbuster products
»
Extensive hospital and pain selling experience
»
Two highly experienced sales directors hired
Broad hospital sales management experience
»
15 sales reps to be hired in January
Highly successful hospital sales experience, including securing formulary additions and driving uptake
ZINGO

Hospital Sales Process
1.
Create demand
•
Drive use among nurses
2.
Gain inclusion on drug formulary
•
MD requests
•
Pharmacy conducts evaluation
•
Clinical
•
Financial (GPO contract)
•
Formulary committee review and
vote
ZINGO

Hospital Nurses Demand Survey
What Percentage of Your Pediatric
Patients Would Receive Zingo?
63.2%
Blood Draws
70.5%
IV Placements
Zingo
Source: Princeton Brand Econometrics Survey of 44 Hospital-Based Nurses
ZINGO

Strategic Assessment
Demand Creation
»
Market research consistently supports strong
demand by nurses
»
Very targeted approach of 15 reps to 174 key
hospitals = 75% of pediatric business
»
Conclusion: Anesiva can do this alone
Formulary Listing
»
Formulary listing is rate limiting
»
Conclusion: Focus on getting faster and broader
formulary listing
ZINGO

Sagent: Ideal Zingo Partner
»
Specialty pharma company developing, manufacturing,
sourcing and marketing hospital products with a specific
focus on injectables
»
Leadership team with strong industry experience
Executive management team: average of >20 years industry
experience and proven track record
»
Extremely seasoned team of sales and national accounts
executives
National accounts individuals: average of >25 years of experience with relationships with top level executives at all GPOs
Field sales organization of 15: average of >18 years of hospital selling experience
»
Partnership expands reach to thousands of hospitals
ZINGO

Key selling contact for nurses
Key selling contact for
physicians, P&T members
Conduct nursing inservices
Sagent and Anesiva
ANESIVA
Complementary and Synergistic Selling Roles
Anesiva + Sagent = Faster Formulary Listing +
Demand Creation = Increased Sales
ZINGO
Key selling contact for hospital
pharmacy
Hospital contracting
Group purchase contracts
SAGENT

Zingo Commercial Strategies
»
Create Zingo advocates on medical and nursing staffs
Develop extensive profiles of targeted hospitals with relationships established with at least one influencer
»
Aggressive campaign underway to:
Prepare market for Zingo
Ensure rapid uptake of Zingo
www.manageivpain.com
RN VOICE
Create educational and selling tools
Establish clinical and pharmacoeconomic rationale for Zingo
Drive demand by leveraging PR opportunities
ZINGO

22

ROOM-213
without Zingo
ROOM-213
with Zingo
ZINGO
The IV start can color a child's whole hospital experience.
Keep the tone bright. Zingo topical anesthetic works in one to three minutes, so IV starts and blood draws are more relaxed. In clinical trials the most common adverse reactions were skin reactions at the site of administration: erythema, petechiae and edema. Zingo doesn't get in the way of first-time venous-access success. But it does get in the way of pain. Zingo. For a brighter beginning.
Ready, Set, Zingo!

23

Drive Parent Demand
»
Partnering with children’s chronic disease organizations to
reach parents with children who receive many IV/venipuncture procedures
Cancer
Diabetes
Sickle Cell
Hemophilia
Acquired Immune Deficiency
Crohn’s
Congenital Hypogammaglobinemia
»
Objective:
Raise awareness of non-pharmacologic and pharmacologic
alternatives through manageivpain.com
ZINGO

Estimated Potential Market Opportunity
»
$12-$16 pricing assumption*
Targeting middle of the range
Hospital
segment
(pediatric
and adult)
* Synera™ price reported to be $12.60.  EMLA price reported to be $8.34.
ZINGO
$100-$150 MM
Adult
hospital
~$100MM
Children
hospital
+
$200-250MM
=
+
?
Non-hospital
segments and
potential new
indications

Partnering Plans
»
Seeking partner to market Zingo ex-U.S.
Early discussions with potential partners indicate market
size in Europe similar to U.S.
Canada
»
Will seek partner to market Zingo for outpatient settings
Pediatrician offices
Oncology clinics
IV placements
Hemodialysis
Dermatology
ZINGO

Extensive Out-Licensing Opportunities
Salmon calcitonin
Insulin
Human growth hormone
Beta interferon
Erythropoietin
Follicle stimulating
hormone
Pegylated alpha interferon
ZINGO
»
Rights to Powderject technology divided between
Anesiva and Pfizer
Anesiva: powder forms of medications except vaccines
Pfizer: vaccines
»
Powderject device could be applied to many applications

28 ADLEA™ Rapid, Long Lasting, Non-opioid Analgesic

TRPV1
Unique Mechanism of Action
Adlea: a TRPV1 agonist based on capsaicin
»
Long-lasting “noxious pain”
transmitted by C neurons
Dull, aching, throbbing, burning pain
Immediate “adaptive pain”
(< 1 second) pain transmitted by A neurons
»
Single administration degrades TRPV1 receptor providing pain relief for
8-12 weeks
ADLEA

(2:13 duration) Local news report on the use of Adlea in post-operative pain management. 30

HIGH
Respiratory
depression,
nausea,
vomiting
Rapid
4-48 Hours
Frequent
+++
Opioids
HIGH
G.I. side effects,
renal dysfunction
1-6 Hours
4-24 Hours
Frequent
++
NSAIDs / COX2s
HIGH
Degenerative
effect on cartilage
3-4 days
3-6 weeks
>2-3
injections/year
+
Corticosteroids
8-12 weeks
Duration
Rapid
Onset
LOW
Transient pain
on injection with
non-surgical
procedures
Side
Effects
Single app. for
post-surgical
Every 8-12 wks
for OA of knee
Dosing
+++
Efficacy
Adlea
(Based on currently
completed studies)
Superior Product Profile

Market Opportunities
216,000 Interdigital (Morton’s) Neuroma
Post-Trauma
700,000 Bunionectomy
1.25 MM Tendonitis of the Elbow
5 MM Osteoarthritis of the Knee
Musculoskeletal
250,000 Total Hip Replacement
485,000 Arthroscopic Shoulder Surgery
473,000 Total Knee Replacement
56.7 MM Post-Surgical
Annual Patients in U.S.
ADLEA
Neuropathic

Post-
surgical
Neuro
Musculo-
skeletal
Reduction in pain and improvement in WOMAC
scores (p < 0.001) over 8 weeks
Moderate Knee
Osteoarthritis
2
Reduction in pain of 63% at 4 weeks vs. placebo
(p=0.0188)
Interdigital Neuroma 2
Reduction in pain at day 1 (p=0.0273) and day 14
(p=0.0071) compared with placebo. Trend in
favor of 4975 at all time points
Knee Replacement
Surgery
2
Reduction in pain from 2-12 weeks with
statistically significant reduction in pain in
responders for 8 weeks
Tendonitis of the
Elbow
2
Reduction in pain of 50-60% vs. placebo.
Efficacy for at least 6 weeks
End-stage Knee
Osteoarthritis
2
Reduction in pain and use of rescue meds in
dose-dependent fashion
Bunionectomy 2
Reduction in pain (p=0.05) and in rescue meds
(p=0.03) in first 72 hours
Bunionectomy 1
Results* Indication Phase
Success in Multiple Clinical Settings
ADLEA
*Adlea demonstrated safety and tolerability in each of the above clinical trials

Clinical Pathway Defined
»
Will seek two indications
Post-surgical pain associated with orthopedic procedures
Osteoarthritis
»
Two pivotal Phase 3 trials for NDA to begin in 1H08
Total knee replacement surgeries
Bunionectomy surgeries
»
Bunionectomy benefits
Strong efficacy data already exists
Faster, cheaper, easier than trials in larger joints
Reduction in opioid use already demonstrated
»
Later targets to include tendonitis and intermetatarsal
neuroma
ADLEA

Clinical Overview: Surgical Studies
Teaches surgeons about Adlea in a variety of clinical settings
1. Major joints and/or common orthopedic procedures: knee, hip, shoulder
2. Different administrations: instillation/withdrawal in open surgical wound, injection/no withdrawal in arthroscopic procedure
3. Differing volumes: 4ml - 60ml
4. Differing absolute doses: 0.5mg - 15mg
300
450
70
160
80
N Concentration Volume Dose Route
0.08, 0.125,
0.25 mg/ml
6ml
0.5mg, 0.75mg,
1.5mg
Inject Arthroscopic shoulder
Phase 3
Depends on P2
results
60ml 5mg, 15mg Instill Total knee arthroplasty
0.25 mg/ml 4ml 1mg Instill Bunionectomy
0.25 mg/ml 60ml 15mg Instill Total hip arthroplasty
0.08, 0.25
mg/ml
60ml 5mg, 15mg Instill Total knee arthroplasty
Phase 2

»
TKA and its subsequent rehabilitation is extremely
painful for patients
Skin and muscle incision and cutting of bone
Intensive and lengthy rehabilitation begins immediately after surgery to ensure good outcomes
Despite using standard pain treatments, patients still
experience significant pain after surgery
»
Patients receiving a TKA are typically >65 years of age
May have co-morbid conditions requiring other medications,
which could interact with or be affected by opioids and other oral pain medications
»
470K annual procedures in U.S.
1
Expected to grow to
3.5mm by 2030.
2
Unmet Need in TKA
ADLEA
Sources: 1. Solucient 2005,  2. Projection by American Academy of Orthopedic Surgery

Knee Replacement Surgery Phase 2 Study
»
Double-blind, placebo-controlled trial in 50 patients
undergoing total knee arthroplasty
Randomized 1:1 between Adlea and placebo
Single administration of Adlea instilled into surgical site prior to closure
»Efficacy endpoints achieved despite significant concomitant pain medications
Statistically significant pain reduction on day one (p=0.0273) and day
14 (p=0.039)
Day 1: 5.4 vs. 7.1 pain scores for Adlea and placebo groups, respectively
(24% relative difference)
Day 14: 3.9 vs. 5.9 pain scores for Adlea and placebo groups, respectively
(34% relative difference)
Adlea demonstrated pain reduction at all pre-specified time intervals
Trend toward lower concomitant opioid usage in Adlea-treated group
»
Safety endpoint achieved
Data showed safety and tolerability
ADLEA

ADLEA
2
3
4
5
6
7
8
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14
Postoperative Day
Placebo plus concomitant anesthesia and analgesia
p = 0.027
p = 0.039
Adlea plus concomitant anesthesia and analgesia
Knee Replacement Surgery Phase 2 Study

800
700
600
500
400
300
200
100
0
pg/mL
0
2
4
6
8
10
12
14
Time (hours)

Extended Benefit Despite Low Exposure
»
Unlike other pain medications, Adlea provides long-term pain relief based on MOA, not pharmacokinetic properties
»
Limited and short systemic exposure supports good safety profile
ADLEA
Mean Plasma Concentration

Anesiva

NRS, AUC 0 - 32 hours
µ

Percent Who Rescued
µ

Bunionectomy Dose-ranging Study
»
Bunionectomy patients received
100, 500 or 1,000 µg into wound pre-
closure
»
n = 182
»
Numeric Rating Scale (“NRS”)
scored pain
»
Assessed rescue medication use
•
Reduced post-surgical pain and
use of rescue medication in dose-
dependent fashion
•
No side effects observed
NRS Area Under the Curve – 32 Hour Postoperative Period
p = 0.0283
p = 0.0485
p = 0.6445
60
70
80
90
100
0
100 1000 500
Proportion Rescued – IM Toradol
Placebo 100 500 1000
50
60
70
80
p=0.0121
p=0.0542
p=0.386
to awakening next morning
Dose Adlea
g
Dose Adlea
g
ADLEA

»
~5 million U.S. patients suffer from moderate to severe OA
of the knee
Expected to grow due to aging of the population
»
Pain from end-stage OA of the knee is intractable and
debilitating
Patients are likely to eventually require total knee arthroplasty
»
20-40% of patients do not experience adequate pain relief
from NSAIDs or COX-2 inhibitors
1
»
Substantial percentage of end-stage OA patients run out of
medication options given their inadequate pain relief
Osteoarthritis of the Knee
ADLEA
1. Decision Resources, Inc.: Osteoarthritis, Sept 2002

»
Preclinical
Low systemic exposure
Adlea not
a chronic drug
No 2-year carcinogenicity study (3 years start to finish)
»
Clinical plan agreed upon by FDA
Small safety database for approval: 1,000 patients—small
compared to thousands required for some recent OA drugs
»
Plan: Initiate Phase 2/3 trial 1Q08 (n=~200)
Part 1: Double-blind, placebo-controlled, safety & efficacy analysis at 12 weeks, confirm PK info
Part 2: Build toward safety databases of:
300 multi-dose patients followed for 6 months
100 multi-dose patients followed for 12 months
»
Potential for priority (6 month) review
Development Path for OA of the Knee
ADLEA

Change in NRS, mean ± SEM

Change from baseline in NRS scores
µ

Six Week Duration of Action
for End-stage Knee Osteoarthritis
•
Reduced pain 50%-60%
•
Efficacy for at least six weeks
•
Transient pain on injection
»
Patients scheduled for surgery within
6 weeks of drug administration
»
Single injection of Adlea (1000 µg) or
placebo into knee joint 10 minutes
after lidocaine pre-treatment
»
Pain rated as NRS each week until
surgery
Phase 2 – End Stage
0 1 2 3 4 5 6
-4
-2
0
2
Placebo
Adlea
Weeks after treatment
ADLEA
-3.5
-3
-2.5
-2
-1.5
-1
-0.5
0
0.5
Placebo                             1000 g

Anesiva

Baseline
Week 1
Week 2
Week 3
Week 4
Week 5
Week 6
Week 7
Week 8

Evaluate efficacy and tolerability of
single 1000 µg dose and total 1000 µg
dose over 3-weeks
Randomized, two-center, open-label,
55-patient study
Phase 2 Study in Moderate OA
Mean
Weekly Pain
Scores
(NRS)
Weeks
Highly statistically
significant (p<0.001)
reduction in WOMAC
Question #1 (pain walking
on flat surface) at weeks 1
through 8 in 1000 µg
stepped dose
Large reductions in
WOMAC total score from
baseline lasting through
week 8 for all groups
Reductions in WOMAC
subscales (pain, stiffness,
difficulty) from baseline
lasting through week 8 for
all groups
Reductions in weekly mean
of OA pain (NRS) at weeks
1 through 8 for all groups
0
1
2
3
4
5
6
7
8
1000µg/5 min
1000µg/10 min
1000µg/20 min
1000µg/stepped
ADLEA

»
»

Osteoarthritis: 12 Week Follow Up Data
Benefit of single Adlea treatment
persists for up to 12 weeks
Weeks Following Adlea Treatment
65% 64% 61%
-
Percentage
Reduction from
Baseline
0.74 0.79 0.86 2.22
Average Pain Score
12
n=50
8
n=54
1
n=51
Baseline
n=54
ADLEA

46 CORPORATE

Anesiva

PowderJect Pharmaceuticals PLC
Genentech IN BUSINESS FOR LIFE
PURDUE
FDA
COR
Abbott A Promise for Life
gsk GlaxoSmithKline
Roche
Johnson & Johnson
AMGEN
Pfizer
SYNTEX
Theravance
Tularik
élan
alza
CoTHERIX
CHIRON
DaVita.
Onyx Pharmaceuticals
CARDIO GENESIS
eyetech Pharmaceuticals
ACTELION

Experienced Team
John P. McLaughlin
CEO
Nancy E. Donahue
Sr. VP, Sales & Marketing
James Carr, PharmD
VP, Marketing
Joseph Levato
Director, Sales
David Randall
Director, Sales
Peony Yu, M.D.
VP, Clinical Research
Shaun Comfort, M.D.
Senior Director, Clinical Research
Jack Regan
Sr. VP, Operations
Yvonne Richardson
VP, Manufacturing
Richard P. Powers
VP & Chief Financial Officer
Jean-Frederic Viret, Ph.D.
VP, Finance
Patrick Broderick, J.D.
VP, General Counsel & Secy.
Susan M. Kramer, Dr.P.H.
VP, Preclinical
Samantha R. Miller
VP, Business Development
Melissa Morandi
VP, Quality Assurance
Frank Spada
Sr. Director, HR
Carol Zoltowski, V.M.D.
Sr. Director, Regulatory Affairs

Patent Protection
»
Zingo™
License approximately 150 patents and applications on methods and apparatus for delivering powder forms of medication
Principal patents expire in 2014
»
Adlea™
Own or license approximately 15 patents and applications
relating to capsaicin technology, compounds and their application as pharmaceuticals or in pharmaceutical development
Principal patents expire in 2018

»
Cash position of $54.5 MM as of September 30, 2007
Sufficient cash to fund activities into 2008
»
Financial guidance for 2007
Net loss for FY07: $50MM - $55MM before non-cash stock compensation of approximately $9.0MM
Cash, cash equivalents and short term investments at end of 2007: $35MM - $40MM
Revenue projections not included in company guidance for 2007
»
Completed over-subscribed, at-market registered direct offering raising approximately $45 million (Nov. 2006)
»
Ticker symbol: Nasdaq: ANSV
»
Shares outstanding as of September 30, 2007: 28.0 million
»
Headquarters: South San Francisco, CA
Strong cash position

Conduct Phase 3 trial in bunionectomy surgeries
Submit filing for product approval in adult indication
Approval of NDA / eCTD for pediatric indication
In process
Conduct Phase 2/3 trial in OA of the knee
Conduct Phase 2 trial in TKA surgeries using higher dose
Conduct Phase 3 trial in TKA surgeries
Conduct Phase 2 trial in arthroscopic shoulder surgeries
Conduct Phase 2 trial in hip replacement surgeries
ADLEA™
Hire sales infrastructure
Conduct adult Phase 3 trial
Acceptance of NDA / eCTD for filing in pediatric indication
ZINGO™
Key Milestones

Anesiva Investment Summary
»
Late stage product portfolio
Zingo: Approved
Adlea: Blockbuster potential in growing markets
Powerful, long-acting analgesic without opioid-like
side effects
»
Lower risk approach
»
Addressing large, underserved markets
»
Compelling valuation
»
Near-term news flow
NASDAQ: ANSV

52 Anesiva is a leader in novel products for pain management. Please visit www.Anesiva.com to learn more. Nasdaq: ANSV